EXHIBIT 99.1

Michael Mathews Chairman & Chief Executive Officer January 29, 2020 Nasdaq: ASPU Creating Value by Transforming the College Education Experience

Safe Harbor Statement Certain statements in this presentation and responses to various questions include forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding continued growth in nursing opportunities, expected increase in our market share, the future growth of our new business units, sustained revenue growth, achieving positive Adjusted EBITDA in the fiscal year ending April 30, 2020, the future impact of bookings, our plans regardi ng the opening of new campuses, our campus revenue forecast, our future revenues, our future cash flow from operations, future capital expenditures, expected G&A trends and our liquidity. The words “believe,” “may,” “estimate,” “continue,” “anticipate, ” “intend,” “should,” “plan,” “could,” “target,” “potential,” “is likely,” “will,” “expect” and similar expressions, as they re lat e to us, are intended to identify forward - looking statements. We have based these forward - looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, res ult s of operations, business strategy and financial needs. Important factors that could cause actual results to differ from those in the forward - looking statements are included in our Ris k Factors contained in our Form 10 - K for the fiscal year ended April 30, 2019 and our Form 10 - Q’s for the three and six months ended July 31, 2019 and October 31, 2019. Any forward - looking statement made by us herein speaks only as of the date on which it is made. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update any forward - looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law. Regulation G - Non - GAAP Financial Measures. This presentation includes a discussion of Adjusted EBITDA, a non - GAAP financial measure. Certain information regarding this non - GAAP financial measure (including reconciliations to GAAP) is provided in our press release dated October 10, 2019 and on our website at www.aspu.com – Financial Information. 2

3 Aspen Group is an Education Technology Company With Mission of Making College Affordable Again x Focused o n high LTV nursing programs to drive revenue growth and margin improvement x EdTech platform drives low Customer Acquisition Cost (CAC) which allows the Company to offer lower tuition rates and monthly payment plans, while improving student outcomes x Industry leading unit economics – high graduation rates and Marketing Efficiency Ratio (MER) drive industry leading gross margins

Evolving Our Business to Drive Growth

2011-2012

Michael Mathews appointed CEO of Aspen University

Launches **industry's only vertically integrated marketing** platform

2014

Launches online degree program Monthly Payment Plans

Nursing degree focus with 100% online curriculum

2017

AGI Acquires United States University

Expands nursing programs with Master of Science in Nursing - Family Nurse Practitioner (MSN-FNP) program



UNITED STATES UNIVERSITY
27%
73%
ASPEN UNIVERSITY

2018

Launches Bachelor of Science in Nursing pre-licensure program (PL-BSN) with two campuses in Phoenix, AZ

Of all Aspen Group's nursing degree program, PL-BSN delivers the **Largest TAM, lowest Customer Acquisition Cost (CAC) and highest Lifetime Value (LTV)**

4

ASPEN GROUP INC.

BLS cites core reasons fueling the nursing industry’s growth: Baby Boomers ’ higher demand for health care services as they live longer, increased emphasis on preventive care and growing rates of chronic diseases A recent study by HR consulting firm Mercer found that the U.S. needs to hire 2.3 million new health care workers by 2025 to aid the country’s aging population Trends Fueling Strong Demand for Nurses The Bureau of Labor Statistics (BLS) estimated in 2016 that demand for RNs will grow by 15% over the next decade to ~3.4 million High percentage of RNs approaching retirement age (>30% over 50) also impacts future demand 5

Acceptance Rates in Pre - Licensure Degree Programs Not Meeting High Demand Nursing applicants are turned away due to budget constraints and insufficient resources - faculty, clinical sites, classroom space and clinical preceptors In 2017 nursing schools turned away over 56,000 qualified applicants while over 1/3 of hospitals challenged * to find adequate nurses to fill open positions. U.S. nursing schools only accept 70% of applicants creating wait lists up to 2 - 3 years at public and private institutions AACN estimates there are over 190,000 applicants annually *Source: Leaders for Today 2018 survey of 200 U.S. hospitals 6

Nursing - Fastest Growing ASPU Student Body 7 Nursing student growth drivers: • High market demand • ASPU targeted marketing • Affordable tuition • Online degree monthly payment plan minimizes student debt ASPU offers affordable nursing degrees from Bachelor to Doctorate, including highly sought - after MSN - FNP and Pre - licensure BSN programs (Nursing represents 83% of total ASPU student body) 7,950 6,206 10,718 8,904 Total Enrollments Nursing Students October '18 October '19 +35% +43%

EdTech Platform Drives Low Cost of Enrollment and Better Student Outcomes Vertically - integrated lead acquisition platform acquires highly qualified leads Automated real - time tracking of instructor activity and student participation across all courses CRM prioritizes outreach to prospects with highest probability of enrolling Vertically Integrated Student Acquisition System CRM System Data Warehouse Student Information System Learning Management System (D2L) Student Portal 8

9 *For Aspen University online nursing + other program, as of October 2019, six - month rolling averages Low Cost of Enrollment Driven by In - House Internet Advertising and CRM System ~$150 Average Cost of Lead  4  Conversion Rate* $1,061 Cost/Enrollment * Industry leading conversion rates drive high enrollment rates Vertically integrated internet advertising produces highly qualified low - cost leads Low cost leads and high conversion rates drive low cost per enrollment

EdTech Platform Drives Better Student Outcomes 92% 76% 84% Student Satisfaction Aspen University RN to BSN Graduation Rate Monthly Payment Model Aspen University alumni that felt they achieved the goals they set when they started the course or program As compared to the 60% national average of nursing students who began a bachelor’s degree at a four - year institution Aspen University alumni that graduated without financial aid * 10

EdTech Platform Delivers Significant Savings for ASPU Nursing Students 11 Salary uplift and expanded career options with a payback of one year or less motivates student to enroll in ASPU programs and graduate Degree Program Aspen / USU Average* Savings Chamberlain WGU Walden Capella RN to BSN (AU) $9,750 $19,709 49% $28,870 $14,180 $17,785 $18,000 MSN (AU) $11,700 $22,395 52% $27,480 $15,780 $25,320 $21,000 DNP (AU) $18,900 $40,510 47% $39,660 N/A $40,790 $41,080 MSN – FNP (USU) $23,250 $41,208 56% $ 39,435 N/A $42,980 N/A * Average tuition of comparable institutions

Transforming the College Financing Experience Through Monthly Payment Plans 12 Aspen is transforming the college education experience for students looking to pursue higher paying careers that require advanced skills Debt Free – Monthly payment plans minimize student debt burden after graduation Affordable – Lower tuition costs than comparable campus and online programs 12

Monthly Payment Plan Delivers Recurring Cash • 66% of ASPU students pay monthly • Monthly recurring cash of over $1.6 million* • Monthly payments are interest free and paid over a fixed period 5,588 5,861 6,162 6,633 7,028 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Students Paying Monthly Tuition by Quarter +26% YOY * As of October 31, 2019 13

Prioritize Investment to Accelerate Growth 14 Efficient Marketing Spend One marketing dollar spent delivers at least 6.9x revenue and 3.9x contribution margin Expand Pre - licensure BSN Campuses – Plan to Add 2 Campuses Per Year Our Pre - licensure BSN program delivers the highest LTV of all our nursing programs Focusing our resources on growth with highest long - term returns 1 2

Pre - Licensure BSN Campuses - $100 Million Opportunity 15 *Tuition and fees for students with no college credits Pre - licensure BSN program estimated $30,000 LTV per enrollment - the highest of all our nursing programs Assumptions: • $47,600 - average total cost for tuition and fees* • ~2/3 of the 400 first year pre - requisite students matriculate to core clinical program • >90% graduation rate for core clinical students Targeting 12 campuses nationally by 2024 Opening new campuses in Texas and Florida in CY 2020 Expected $9 million+ revenue run - rate per campus ~1500 active students by year three per campus

Fiscal Year 2020 Key Metrics 16 Increasing enrollments in highest LTV program while managing costs to achieve positive Adjusted EBITDA Year - over - year enrollment growth of ~30% 54% annual bookings growth to ~$102 million Adjusted EBITDA positive for Fiscal Year 2020 Annual revenue growth to meet or exceed 41% 1 3 2 4

Aspen Group Key Investment Takeaways x Targeting high - growth nursing education sector with a comprehensive degree offering x Unique EdTech platform provides key competitive advantages of lower tuition costs and flexible financing options x Focused marketing spend on highest LTV nursing programs drives revenue growth and margin expansion

Operating Metrics and Financial Results Second Quarter FY 2020 18

Q2 and Year - to - Date FY 2020 Summary Financials 19 Three months ended Six months ended ($ in millions) October 31, 2019 October 31, 2018 % Change B/(W) October 31, 2019 October 31, 2018 % Change B/(W) Revenue $12.1 $8.1 49% $22.4 $15.3 47% GAAP Gross profit $7.6 $4.1 87% $13.4 $7.4 81% GAAP Gross margin (%) 63% 50% 1,300 bps 60% 48% 1,200 bps Operating Income (Loss) ($0.3) ($2.5) 87% ($2.0) ($5.3) 63% Net Income (Loss) ($0.6) ($2.5) 74% ($2.7) ($5.3) 49% Cash Used in Operations ($0.3) ($2.1) 84% ($2.0) ($5.5) 63% EBITDA (Loss)* $0.5 ($1.9) >100% $(0.5) ($4.2) 88% Adjusted EBITDA (Loss)* $1.4 ($1.3) >100% $1.3 ($3.1) >100%

Strong Bookings Growth and Increased ARPU Fueled by High LTV Program Enrollments 20 *“Bookings” are defined by multiplying LTV by new student enrollments for each operating unit. 1,565 2,217 Q2 FY19 Q2 FY20 Total Enrollment $10,434 $14,125 Q2 FY19 Q2 FY20 ARPU $16.3 $31.3 Q2 FY19 Q2 FY20 Total Bookings (in $ millions) +92% +35% +42%

Average Revenue Per User (ARPU) Increased 35% due to Increased Percentages of High LTV Enrollment 21 LTV/ Enrollment Q2 FY'2019 Enrollments % of total Q2 FY'2019 Bookings* Q2 FY'2020 Enrollments % of total Q2 FY'2020 Bookings* AU Online (Nursing + Other) Unit $7,350 1,104 71% $8,114,400 1,196 54% $8,790,600 AU (Doctoral) Unit $12,600 133 9% $1,675,800 190 9% $2,394,000 AU (Pre - Licensure BSN) Unit $30,000 57 4% $1,710,000 437 20% $13,110,000 USU (FNP + Other) Unit $17,820 271 17% $4,829,220 394 18% $7,021,080 Total 1,565 $16,329,420 2,217 $31,315,680 Average Revenue Per User (ARPU)* $10,434 $14,125 *“Bookings” are defined by multiplying LTV by new student enrollments for each operating unit. “Average Revenue Per User or (ARPU)” is defined by dividing total bookings by total enrollments.

Consistent Enrollment Growth with Solid Enrollment Advisor Results Across All Programs 22 Q2’19 Q3’19 Q4’19 Q1’20 Q2’20 EAs Enrolls/ Month/EA Aspen (Nursing + Other) 1,104 895 944 941 1,196 47 8.5 Aspen (Doctoral) 133 120 113 198 190 8 7.9 USU (FNP + Other) 271 251 317 514 394 18 7.3 Aspen (Pre - Licensure BSN, AZ Campuses) 57 97 186* 276* 437* 8 18.2 Total 1,565 1,363 1,560 1,929 2,217 81 *Includes prerequisite students for HonorHealth campus and students registered for upcoming start dates awaiting financial clearance

Equity Snapshot 23 As of 01/27/2020 Nasdaq Ticker: ASPU Share Price: $8.17 52 Week Range: $3.58 - $8.67 Market Cap: $157 Million Shares Outstanding: 21.6 Million Management & Director Ownership:  7  23